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                            DARDEN RESTAURANTS, INC.
                            BENEFITS TRUST AGREEMENT

     This BENEFITS TRUST AGREEMENT entered into as of October 3, 1995, is between Darden Restaurants, Inc., (the "Grantor") and Norwest Bank Minnesota, N.A. (the "Trustee").

     1. Purpose. The purpose of this trust (the "Trust"), is to provide a trust account to (a) hold assets of the Grantor as a reserve for the discharge of the Grantor's obligations to certain individuals (the "Beneficiaries") entitled to receive cash settlements and/or benefits under the Management Continuity Agreement(s) of Darden Restaurants, Inc. ("Darden"), and any other supplemental benefits plan or deferred compensation plan that the Grantor so designates in writing to the Trustee from time to time including those plans designated in Exhibit A attached hereto and made a part hereof (the "Plans"), and (b) invest, reinvest, disburse and distribute those assets and the earnings thereon as provided hereunder and in the Plans.

     2. Trust Corpus. The Grantor hereby transfers to the Trustee and the Trustee hereby accepts and agrees to hold, in trust, the sum of Ten Dollars ($10.00) plus such cash and/or property, if any, transferred to the Trustee by the Grantor or on behalf of the Grantor pursuant to obligations incurred under any or all of the Plans and the earnings thereon, and such cash and/or property, together with the earnings thereon and together with any other cash or property received by the Trustee pursuant to Section 8(a) of this Trust Agreement, shall constitute the trust estate and shall be held, managed and distributed as hereinafter provided. The Grantor shall execute any and all instruments necessary to vest the Trustee with full title to the property hereby transferred.

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     3. Grantor Trust.  The Trust is intended to be a trust of which the Grantor is treated as the owner for federal income tax purposes in accordance with the provisions of Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the "Code"). If the Trustee, in its sole discretion, deems it necessary or advisable for the Grantor and/or the Trustee to undertake or refrain from undertaking any actions (including, but not limited to, making or refraining from making any elections or filings) in order to ensure that the Grantor is at all times treated as the owner of the Trust for federal income tax purposes, the Grantor and/or the Trustee will undertake or refrain from undertaking (as the case may be) such actions. The Grantor hereby irrevocably authorizes the Trustee to be its attorney-in-fact for the purpose of performing any act which the Trustee, in its sole discretion, deems necessary or advisable in order to accomplish the purposes and the intent of this Section 3. Grantor shall indemnify and hold Trustee harmless in acting or refraining from acting in accordance with the provisions of this Section 3.

     4. Irrevocability of Trust. The Trust shall be irrevocable and may not be altered or amended in any substantive respect, or revoked or terminated by the Grantor in whole or in part, without the express written consent of a majority of the Beneficiaries of the Trust; provided, however, that the Trust may be amended, as may be necessary either (i) to obtain a favorable ruling from the Internal Revenue Service with respect to the tax consequences of the establishment and settlement of the Trust, or (ii) to make nonsubstantive changes, which have no effect upon the amount of any Beneficiary's benefits, the time of receipt of benefits, the identity of any recipient of benefits, or the reversion of any assets to the Grantor prior to the Trustee's satisfaction of all the Trustee's obligations hereunder; provided, further, that in the event of a "Change of Control" the Trust may not be altered or amended in any substantive respect, or

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revoked or  terminated  by the  Grantor's  successor  unless a  majority  of the
Beneficiaries, determined as of the day before such Change in Control, agree in writing to such an alteration, amendment, revocation or termination. For the purpose of this Benefits Trust Agreement, a Change of Control" shall mean an event required to be reported in response to Item 1(a) of the Current Report of a Form 8-K of the Grantor, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a "Change of Control" shall be deemed to have occurred if: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of 15% or more of the combined voting power of the Grantor's outstanding voting securities ordinarily having the right to vote for the election of directors of the Grantor; or (ii) individuals who constitute the Board of Directors of the Grantor as of the date hereof (the "Incumbent Board") cease for any reason to constitute at least two-thirds thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Grantor's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board shall be, for purposes of this clause (ii), considered as though such persons were a member of the Incumbent Board. The Grantor shall give Trustee notice of a Change of Control and Trustee may rely on such notice if given in accordance with
Section 14(a) of this Trust Agreement. Trustee shall have no duty to inquire whether a Change of Control has occurred.

     5. Investment of Trust Assets.

     (a) Subject to the provisions of paragraph (b) below, until the Trustee has distributed all of the assets of the Trust in accordance with the terms hereof, the Trustee shall

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invest and reinvest  such assets  (without  regard to any state law limiting the investment powers of fiduciaries) in such securities and other property as the Trustee deems advisable, considering the probable safety of the assets of the Trust and, where appropriate, the liquidity of the assets of the Trust and the probable income (including capital appreciation potential) from any such investment. Accordingly, the Trustee is specifically authorized to acquire, for cash or on credit, every kind of property, real, personal or mixed, and to make every kind of investment, specifically including, but not limited to, corporate and governmental obligations of every kind, preferred or common stocks, securities of any regulated investment company or trust, interests in common trust funds now or hereafter established by a corporate trustee, and property in which the Trustee owns an undivided interest in any other trust capacity. The Trustee is expressly authorized and empowered to purchase such insurance in its own name (and with itself as the beneficiary) as it shall determine to be necessary or advisable to advance the purposes of the Trust and the interests of the Beneficiaries.

     (b) The Trustee shall invest and reinvest the assets of the Trust in accordance with such investment objectives, guidelines, restrictions or directions as the Grantor may furnish to the Trustee at the time of the execution of this Trust or at any later date; provided, however that if there is a Change in Control the Trust's investment objections, guidelines, restrictions or directions may not be changed by the Grantor's successor unless a majority of the Beneficiaries, determined as of the day before such Change in Control, agree, in writing, to such a change.

     6. Distribution of Trust Assets.

     (a) Subject to the provisions of paragraph (b) below, at such time as a Beneficiary is entitled to a payment under any of the Plans, the Beneficiary shall be entitled to receive from

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the Trust (i) an amount in cash equal to the amount to which the  Beneficiary is entitled under the Plan or Plans at such time, less (ii) any payments previously made to the Beneficiary by the Grantor with respect to such amount pursuant to the terms of the Plans. The commencement of payments from the Trust shall be conditioned on the Trustee's prior receipt of a written instrument from the Beneficiary in a form satisfactory to the Trustee containing representations as to (A) the amount to which the Beneficiary is entitled under the Plans, (B) the fact that the Beneficiary has requested the payment of such amount from the Grantor pursuant to the terms of the Plans, (C) the amount, if any, the Beneficiary has received from the Grantor under the Plans with respect to such amount, and (D) the amount to be paid to the Beneficiary by the Trust (i.e., the difference between (A) and (C) above). All payments to a Beneficiary from the Trust shall be made in accordance with the provisions of the applicable Plan. Grantor shall indemnify and hold Trustee harmless in making any payment in accordance with the provisions of this paragraph.

     (b) The Trustee shall make or commence payment to the Beneficiary in accordance with the Beneficiary's representations not later than 20 business days after its receipt thereof; provided, however, that before the Trustee makes or commences any such payment and not later than 7 business days after its receipt of the Beneficiary's representations, the Trustee may request in writing the Grantor's agreement that the Beneficiary's representations are accurate with respect to the amount, fact, and time of payment to the Beneficiary. The Trustee shall enclose with such request a copy of the Beneficiary's representations and written advice to the Grantor that it must respond to the Trustee's request on or before the 20th day (which date shall be set forth in such written advice) after the Beneficiary furnished such representations to

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the Trustee. If the Grantor, in a writing delivered to the Trustee,  agrees with the Beneficiary's representations in all respects, or if the Grantor does not respond to the Trustee's request by the 20th day deadline, the Trustee shall make payment in accordance with the Beneficiary's representations. If the Grantor advises the Trustee in writing on or before the 20th day deadline that it does not agree with any or all of the Beneficiary's representations, the Trustee immediately shall take whatever steps it in its sole discretion, deems appropriate, including, but not limited to, payment of any uncontested amount, as well as a review of the notice furnished by the Grantor pursuant to paragraph
(e) hereof, to attempt to resolve the difference(s) between the Grantor and the Beneficiary. If, however, the Trustee is unable to resolve such difference(s) to its satisfaction within 60 business days after its receipt of the Beneficiary's representations, the Trustee shall make payment at such time and in such form and manner as is allowed under the Plans as of the date first stated above and as the Trustee, in its sole discretion, selects. Grantor shall indemnify and hold Trustee harmless in making or refraining from making any payment in accordance with the provisions of this paragraph.

     (c) Notwithstanding any other provision of the Trust Agreement to the contrary, the Trustee shall make payments hereunder before such payments are otherwise due under the provisions of paragraph (b) above and after a Change in Control if it determines, based on a change in the tax or revenue laws of the United States of America, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury or his delegate, or a decision by a court of competent jurisdiction involving a Beneficiary, or a closing agreement made under Code Section 7121 that is approved by the Internal Revenue Service and involves a Beneficiary, that a Beneficiary has recognized or will

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recognize  income for federal  income tax purposes  with respect to amounts that are or will be payable to the Beneficiary under the Plans.

     (d) Unless (contemporaneously with the Beneficiary's submission of the written instrument referred to in paragraph (a) hereof) a Beneficiary furnishes documentation in form and substance satisfactory to the Trustee that no withholding is required with respect to a payment to be made to the Beneficiary from the Trust, the Trustee may deduct from any such payment any federal, state or local taxes required by law to be withheld by the Trustee.

     (e) The Trustee shall provide the Grantor with written confirmation of the fact and time of any commencement of payments hereunder within 10 business days after any payments commence to a beneficiary. The Grantor shall notify the Trustee in the same manner of any payments it commences to make to a Beneficiary pursuant to the Plans.

     (f) Grantor shall indemnify and hold Trustee harmless in making or refraining from making any payment or any calculations in accordance with the provisions of this Section 6, in particular but not limited to (i) making payments to one Beneficiary before payments are made to other Beneficiaries, and
(ii) making payments without determination of whether there are sufficient assets in the Trust to satisfy the known or unknown claims of all of the Beneficiaries.

     7. Termination of the Trust and Reversion of Trust Assets. The Trust shall terminate upon the first to occur of (i) the payment by the Grantor of all amounts due the Beneficiaries under each of the Plans and the receipt by the Trustee of a release to that effect from each of the Beneficiaries with respect to payments made to the Beneficiaries or (ii) the twenty-first anniversary of the death of the last survivor of the Beneficiaries who are in being on the date of

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the execution of this Trust  Agreement.  Upon  termination of the Trust, any and all assets remaining in the Trust, after the payment to the Beneficiaries of all amounts to which they are entitled and after payment of the expenses and compensation in Sections 10 and 15(i) of this Trust Agreement, shall revert to the Grantor and the Trustee shall promptly take such action as shall be necessary to transfer any such assets to the Grantor. Notwithstanding the above, the Grantor shall be obligated to take whatever steps are necessary to ensure that the Trust is not terminated for a period of five (5) years following a Change in Control, such steps to include, but not being limited to, the transfer to the Trustee of cash or other assets pursuant to the provisions of Section 8(a) hereof.

     8. Powers of the Trustee. To carry out the purposes of the Trust and subject to any limitations herein expressed, the Trustee is vested with the following powers until final distribution, in addition to any now or hereafter conferred by law affecting the trust or estate created hereunder. In exercising such powers, the Trustee shall act in a manner reasonable and equitable in view of the interests of the Beneficiaries and in a manner in which persons of ordinary prudence, diligence, discretion and judgment would act in the management of their own affairs.

     (a) Receive and Retain Property. To receive and retain any property received at the inception of the Trust or at any other time, whether or not such property is unproductive of income or is property in which the Trustee owns an undivided interest in any other trust capacity.

     (b) Dispose of, Develop, and Abandon Assets. To dispose of an asset, for cash or on credit, at public or private sale and, in connection with any sale or disposition, to

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          give  such  warranties  and  indemnifications  as  the  Trustee  shall determine; to manage, develop, improve, exchange, partition, change the character of or abandon a Trust asset or any interest therein.

     (c) Borrow and encumber. To borrow money for any Trust purpose upon such terms and conditions as may be determined by the Trustee; to obligate the Trust or any part thereof by mortgage, deed of trust, pledge or otherwise, for a term within or extending beyond the term of the Trust.

     (d) Lease. To enter for any purpose into a lease as lessor or lessee, with or without an option to purchase or renew, for a term.

     (e) Grant or Acquire Options. To grant or acquire options and rights of first refusal involving the sale or purchase of any Trust assets, including the power to write covered call options listed on any securities exchange.

     (f) Powers Respecting Securities. To have all the rights, powers, privileges and responsibilities of an owner of securities, including, without limiting the foregoing, the power to vote, to give general or limited proxies, to pay calls, assessments, and other sums; to assent to, or to oppose, corporate sales or other acts; to participate in, or to oppose, any voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers and liquidations, and, in connection therewith, to give warranties and indemnifications and to deposit securities with and transfer title to any protective or other committee; to exchange, exercise or sell stock subscription or conversion rights; and, regardless of any limitations elsewhere in this instrument relative to investments by the Trustee, to

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          accept and retain as an investment  hereunder any securities  received through the exercise of any of the foregoing  powers.

     (g) Use of Nominee. To hold securities or other property in the name of the Trustee, in the name of a nominee of the Trustee, or in the name of a custodian (or its nominee) selected by the Trustee, with or without disclosure of the Trust, the Trustee being responsible for the acts of such custodian or nominee affecting such property.

     (h) Advance Money. To advance money for the protection of the Trust, and for all expenses, losses and liabilities sustained or incurred in the administration of the Trust or because of the holding or ownership of any Trust assets, for which advances, with interest, the Trustee has a lien on the Trust assets as against the Beneficiaries.

     (i) Pay, Contest or Settle Claims. To pay, contest or settle any claim by or against the Trust by compromise, arbitration or otherwise; to release, in whole or in part, any claim belonging to the Trust to the extent that the claim is uncollectible. Notwithstanding the foregoing, the Trustee may only pay or settle a claim asserted against the Trust by the Grantor if it is compelled to do so by a final order of a court of competent jurisdiction.

     (j) Litigate. To prosecute or defend actions, claims or proceedings for the protection of Trust assets and of the Trustee in the performance of its duties.

     (k) Employ Advisers and Agents. To employ persons, corporations or associations, including attorneys, auditors, investment advisers or agents, even if they are

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          associated with the  Trustee,  to advise or assist the  Trustee in the
          performance  of  its   administrative   duties;  to  act  without
          independent  investigation  upon their  recommendations.

     (l) Use Custodian. If no bank or trust company is acting as Trustee hereunder, the Trustee shall appoint a bank or trust company to act as custodian (the "Custodian") for securities and any other Trust assets. Any such appointment shall terminate when a bank or trust company begins to serve as Trustee hereunder. The Custodian shall keep the deposited property, collect and receive the income and principal, and hold, invest, disburse or otherwise dispose of the property or its proceeds (specifically including selling and purchasing securities, and delivering securities sold and receiving securities purchased) upon the order of the Trustee.

     (m) Execute Documents. To execute and deliver all instruments which will accomplish or facilitate the exercise of the powers vested in the Trustee.

     (n) Grant of Powers Limited. The Trustee is expressly prohibited from exercising any powers vested in it primarily for the benefit of the Grantor rather than for the benefit of the Beneficiaries. The Trustee shall not have the power to purchase, exchange, or otherwise deal with or dispose of the assets of the Trust for less than adequate and full consideration in money or money's worth.

     (o) Deposit Assets. To deposit Trust assets in commercial, savings or savings and loan accounts (including such accounts in a corporate Trustee's banking department) and to keep such portion of the Trust assets in cash or cash balances

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          as   the  Trustee  may,  from  time to  time,  deem to be in the  best interests of the Trust,  without  liability for interest thereon.


     9. Resignation of Trustee and Appointment of Successor Trustee. Each Trustee shall have the right to resign upon 30 days' advance written notice to the Grantor, during which time the Grantor shall appoint a "Qualified Successor Trustee." If no Qualified Successor Trustee accepts such appointment, the resigning Trustee shall petition a court of competent jurisdiction for the appointment of a "Qualified Successor Trustee." For this purpose, a "Qualified Successor Trustee" may be an individual or a corporation but may not be the Grantor, any entity or person who would be a "related or subordinate party" to the Grantor within the meaning of Section 672(c) of the Code or a corporation that would be a member of an "affiliated group" of corporations including the Grantor within the meaning of Section 1504(a) of the Code if the words "80 percent" wherever they appear in that section were replaced by the words "50 percent." Upon the written acceptance by the Qualified Successor Trustee of the trust and upon approval of the resigning Trustee's final account by those entitled thereto, the resigning Trustee shall be discharged.

     10. Trustee Compensation. The Trustee shall be entitled to receive as compensation for its services hereunder the compensation (a) as negotiated and agreed to by the Grantor and the Trustee, or (b) if not negotiated or if the parties are unable to reach agreement, as allowed a trustee under the laws of the State of Minnesota in effect at the time such compensation is payable. Such compensation shall be paid by the Grantor; provided, however, that to the extent such compensation is not paid by the Grantor, subject to the provisions of
Section 15(i) hereof, it shall be charged against and paid from the Trust and the Grantor shall reimburse the Trust for

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any such  payment  made from the Trust  within 30 days of its  receipt  from the
Trustee of written  notice of such  payment.

     11. Trustee's Consent to Act and Indemnification of the Trustee. The Trustee hereby grants and consents to act as Trustee hereunder. The Grantor agrees to indemnify the Trustee and hold it harmless from and against all claims, liabilities, legal fees and expenses that may be asserted against it, otherwise than on account of the Trustee's own negligence or willful misconduct (as found by a final judgment of a court of competent jurisdiction) by reason of the Trustee's taking or refraining from taking any action in connection with the Trust, whether or not the Trustee is a party to a legal proceeding or otherwise.

     12. Prohibition Against Assignment. No Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust before such assets are paid to the Beneficiary as provided in Section 6, and all rights created under the Trust and the Plans shall be unsecured contractual rights of the Beneficiary against the Grantor. No part of, or claim against, the assets of the Trust may be assigned, anticipated, alienated, encumbered, garnished, attached or in any other manner disposed of by any of the Beneficiaries, and no such part or claim shall be subject to any legal process or claims of creditors of any of the Beneficiaries.

     13. Annual Accounting. The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder, and, within ninety days following the close of each calendar year, and within ninety days after the Trustee's resignation or termination of the Trust as provided herein, the Trustee shall render a written account of its administration of the Trust to the Grantor by submitting a record of receipts, investments, disbursements, distributions, gains, losses, assets on hand at the end of accounting

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period  and  other  pertinent  information,   including  a  description  of  all
securities and investments purchased and sold during such calendar year. Written approval of an account shall, as to all matters shown in the account, be binding upon the Grantor and shall forever release and discharge the Trustee from any liability or accountability. The Grantor will be deemed to have given written approval if the Grantor does not object in writing to the Trustee within one hundred and twenty days after the date of receipt of such account from the Trustee. The Trustee shall be entitled at any time to institute an action in a court of competent jurisdiction for a judicial settlement of its account.

     14. Notices. Any notice or instructions required under any of the provisions of this Trust Agreement shall be deemed effectively given only if such notice meets the following requirements:

     (a) Notice of a Change in Control pursuant to Section 4 of this Trust Agreement shall be in writing and signed as to the Grantor by any Board-elected officer. For this purpose, Grantor shall provide Norwest with a current list of Board-elected officers, together with specimen copies of their signatures, within twenty days of the date this trust Agreement is executed, and shall update such list in the event of any change. Trustee may rely exclusively on the latest list that it has received to determine who is authorized to give notice under this Section 14(a), regardless of the date it was last updated, and Grantor shall indemnify and hold Norwest harmless for any action taken or not taken in reliance on such list. In the event Trustee receives notice of a Change in Control, Trustee may, in its sole discretion, request written confirmation of such notice from the Grantor, with or without attestation by the Secretary or an Assistant Secretary of the Grantor.

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     (b)  Subject to the  notice  requirements  of Section  14(a) and any notice given in connection with receipt by the Trustee of any cash or property in accordance with Section 8(a), any notice or instructions required under any provisions of this Trust Agreement shall be in writing and signed, as to Grantor, by either the Chairman, President or Treasurer and attested by the Secretary or an Assistant Secretary and as to the Trustee, by an authorized officer, and is delivered personally or by certified or registered mail, return receipt requested and postage prepaid, addressed to the addresses as set forth below of the parties hereto. The addresses of the parties are as follows:

          (i) The Grantor:

              Darden Restaurants, Inc.
              5900 Lake Ellenor Drive
              Orlando, FL  32809
              Attention:  General Counsel

          (ii) The Trustee:

               Norwest Bank Minnesota, N.A.
               6th Street and Marquette Avenue
               Minneapolis, MN  55479-0035
               Attention:  Jill Greene

For purposes of this Section 14, the Trustee shall treat any facsimile notice or instructions received by telecopy as if it were an originally executed notice or instructions if it otherwise meets the requirements of Section 14(a) or 14(b), as the case may be.

     15. Miscellaneous Provisions.

     (a) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota applicable to contracts made and to be performed therein and the Trustee shall not be required to account in any court other than one of the courts of such state.

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
     (b) All section headings herein have been inserted for convenience of reference only and shall in no way modify, restrict or affect the meaning or interpretation of any of the terms or provisions of this Trust Agreement.

     (c) This Trust Agreement and the Letter of Understanding dated October 3, 1995 attached hereto as Exhibit B and made a part hereof are intended as a complete and exclusive statement of the agreement of the parties hereto, supersede all previous agreements or understandings among them and may not be modified or terminated orally.

     (d) The term  "Trustee"  shall  include  any  successor  Trustee.

     (e) If a Trustee or Custodian hereunder is a bank or trust company, any corporation resulting from any merger, consolidation or conversion to which such bank or trust company may be a party, or any corporation otherwise succeeding generally to all or substantially all of the assets or business of such bank or trust company, shall be the successor to it as Trustee or custodian hereunder, as the case may be without the execution of any instrument or any further action on the part of any party hereto.

     (f) If any provision of this Trust Agreement shall be invalid and unenforceable, the remaining provisions hereof shall subsist and be carried into effect.

     (g) The Plans are by this reference expressly incorporated herein and made a part hereof with the same force and effect as if fully set forth at length.


     (h) The assets of the Trust shall be subject only to the claims of the Grantor's general creditors in the event of the Grantor's bankruptcy or insolvency. The Grantor shall be considered "bankrupt" or "insolvent" if the Grantor is (A) unable to pay it debts when due or (B) engaged as a debtor in a proceeding under the Bankruptcy Code, 11 U.S.C. Section 101 et seq.

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The Board of  Directors  and the chief  executive  officer of the  Grantor  must notify the Trustee of the Grantor's bankruptcy or insolvency within three (3) business days following the occurrence of such event. Upon receipt of such a notice, or, upon receipt of a written allegation from a person or entity claiming to be a creditor of the grantor that the Grantor is bankrupt or insolvent, the Trustee shall discontinue payments to Beneficiaries. The Trustee shall, as soon as practicable after receipt of such notice or written allegation, or such other information as it deems appropriate, that the Grantor is bankrupt or insolvent. If the Trustee determines, based on such notice, written allegation, or such other information as it deems appropriate, that the Grantor is bankrupt or insolvent, the Trustee shall hold the assets of the Trust
for  the  benefit  of  the  Grantor's   general   creditors,   and  deliver  any
undistributed assets to satisfy the claims of such creditors a court of competent jurisdiction may direct. The Trustee shall resume payments to Beneficiaries only after it has determined that the Grantor is not bankrupt or insolvent, or is no longer bankrupt or insolvent (if the Trustee determined that the Grantor was bankrupt or insolvent), or pursuant to an order of a court of competent jurisdiction. Unless the Trustee has actual knowledge of the Grantor's bankruptcy or insolvency, the Trustee shall have no duty to inquire whether the Grantor is bankrupt or insolvent. The Trustee may in all events rely on such evidence concerning the Grantor's solvency as may be furnished to the Trustee which give the Trustee a reasonable basis for making a determination concerning the Grantor's solvency.

     If the Trustee discontinues payment of benefits from the Trust pursuant to this Section 15(h) and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments which would have been made to each Beneficiary (together with interest) during the period of such discontinuance, less the aggregate

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
amount of payments made to the Beneficiary by the Grantor in lieu of the payments provided for hereunder during any such period of discontinuance.

     (i) Any and all taxes, expenses (including, but not limited to, the Trustee's compensation) and costs of litigation relating to or concerning the adoption, administration and termination of the Trust shall be borne and promptly paid by the Grantor; provided, however, that, to the extent such taxes, expenses and costs relating to the Trust are due and owing and are not paid by the Grantor, they shall be charged against and paid from the Trust, and the Grantor shall reimburse the Trust for any such payment made from the Trust within 30 days of its receipt from the Trustee of written notice of such payment.

     (j) Any reference hereunder to a Beneficiary shall expressly be deemed to include, where relevant, the beneficiaries of a Beneficiary duly appointed under the terms of the Plans. A Beneficiary shall cease to have such status once any and all amounts due such Beneficiary under the Plan have been satisfied.

     (k) Any reference hereunder to the Grantor shall expressly be deemed to include the Grantor's successor and assigns.

     (l) Whenever used herein, and to the extent appropriate, the masculine, feminine or neuter gender shall include the other two genders, the singular shall include the plural and the plural shall include the singular.

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     IN WITNESS WHEREOF,  the Grantor has executed this TRUST AGREEMENT this 3rd day of October, 1995, subject that this Agreement shall not become of force and effect until signed hereafter by the Trustee in Minneapolis, Minnesota.

                                    GRANTOR:

                                    DARDEN RESTAURANTS, INC.

Attest:

/s/James O. McIntosh                By: /s/Clarence Otis, Jr.
------------------------               -------------------------------
Name: James O. McIntosh             Name: Clarence Otis, Jr.
     -------------------                 -----------------------------
Title:  Assistant Secretary         Title: Vice President, Treasurer
                                          ----------------------------


     IN WITNESS WHEREOF, the Trustee has executed this TRUST AGREEMENT this 17th day of October, 1995 in Minneapolis, Minnesota.


                                    TRUSTEE:

                                    NORWEST BANK MINNESOTA, N.A.

Attest:

/s/Donna K. Dickinson               By: /s/ Jill Greene
-------------------------              -------------------------------
Name: Donna K. Dickinson            Name: Jill Greene
     --------------------                -----------------------------
Title: Vice President               Title: Assistant Vice President
      -------------------                 ----------------------------



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